                                                                   EXHIBIT 10.28


Press Release SOURCE: Omni Nutraceuticals, Inc. Omni's Balance Sheet Is Improved Through Significant Lender Concessions LOS ANGELES, Nov. 1 /PRNewswire/ -- Omni Nutraceuticals, Inc. (Nasdaq: ZONE - news) today announced that it has finalized negotiations with its lender, First Source Financial, Inc., to amend both its term debt and revolving credit agreements. In addition, the lender has waived any and all defaults currently in existence. The major amendments include an increase in the availability of the line up to the maximum credit limit of $7 million, an extension of both the revolving and term debt agreements from April 30, 2001 to July 30, 2002 and an agreement to permit all of the recently closed equity financing to be used for working capital purposes. In addition, it was agreed that all principal payments due under the loan would be deferred until June 15, 2001. The total of the deferred payments will be $1.75 million.

Klee Irwin, Omni's CEO commented, "We are delighted with the outcome of these negotiations, which we think signals lender support of our business plan." The additional cash availability and deferral of principal payments significantly improves our working capital, which was negatively affected by certain customer deductions recently taken relating to prior periods. Fortunately however, this deferral of principal payments, along with the extension of the term to 2002, reclassifies a significant portion of the term loan to long-term debt and will help us meet our needs in reaching our short-term goals."

Omni Nutraceuticals is a leading formulator and supplier of natural consumer health products such as Diet System Six, Nature's Secret, Harmony Formulas, Dr. Linus Pauling Vitamins, Inholtra and 151 Bar. The Company's products are sold over the Internet and in health food stores, chain drug stores, supermarkets, club and convenience stores worldwide.

Some information herein may be forward-looking and reflect management's view of future events that involve risk or uncertainty. Some factors that could cause actual results to differ materially include: economic conditions and developments within the industry; competition and pricing pressures; length of the sales cycle; and management continuity. CONTACT: John Liviakis of Liviakis Financial Communications, Inc., 415-389-4670, or fax, 415-389-4694, or moreinfo@lfcnet.com; Omni's corporate web site is at www.omninutra.com and Omni's primary e-commerce web site is at www.healthshop.com. SOURCE: Omni Nutraceuticals, Inc.

                           WAIVER AND AMENDMENT NO. 4
                                       TO
                            SECURED CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO SECURED CREDIT AGREEMENT (this "Amendment") is entered into as of October 23, 2000 between Omni Nutraceuticals, Inc., a Utah corporation formerly known as Irwin Naturals/4Health, Inc. ("Borrower"), the Lenders (as hereinafter defined), and First Source Financial LLP, an Illinois registered limited liability partnership acting in its capacity as Agent for the Lenders (in such capacity, the "Agent").

                                  WITNESSETH:

         WHEREAS, Borrower, Agent and the financial institutions which are parties thereto in their capacity as Lenders (the "Lenders") have entered into that certain Secured Credit Agreement dated as of June 10, 1999 (as heretofore amended, the "Agreement"); and

         WHEREAS, Borrower has requested that Agent and Lenders waive the Events of Default existing under the Agreement which are listed on Schedule I annexed hereto (the "Existing Events of Default"), and Agent and Lenders are willing to do so on the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, Borrower has requested that Agent and Lenders amend certain provisions of the Agreement, and Agent and Lenders are willing to do so on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

         1. DEFINITIONS. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement for such terms unless otherwise defined herein.

         2. AMENDMENT TO AGREEMENT. Upon the occurrence of the Effective Time (as defined in Section 4), the Agreement is hereby amended as follows:

         (A) The definition of the term "Borrowing Base" set forth in Section
1.1 of the Agreement is amended by adding the following to the end thereof immediately before the period:

         plus (iii) the following amount for the calendar month for which the Borrowing Base is being calculated:


                Month:                       Amount:
            --------------                  ----------
            September 2000                  $3,400,000
            --------------                  ----------
            October 2000                    $4,150,000
            --------------                  ----------
            November 2000                   $4,200,000
            --------------                  ----------
            December 2000                   $4,300,000
            --------------                  ----------
            January 2001                    $4,300,000
            --------------                  ----------
            February 2001                   $4,300,000
            --------------                  ----------
            March 2001                      $4,200,000
            --------------                  ----------
            April 2001                      $4,200,000
            --------------                  ----------
            May 2001                        $4,200,000
            --------------                  ----------
            June 2001                       $4,100,000
            --------------                  ----------
            July 2001                       $4,100,000
            --------------                  ----------
            August 2001                     $4,050,000
            --------------                  ----------
            September 2001                  $4,050,000
            --------------                  ----------
            October 2001                    $4,000,000
            --------------                  ----------
            November 2001                   $3,950,000
            --------------                  ----------
            December 2001                   $3,950,000
            --------------                  ----------
            January 2002                    $4,050,000
            --------------                  ----------
            February 2002                   $4,150,000
            --------------                  ----------
            March 2002                      $4,050,000
            --------------                  ----------
            April 2002                      $4,050,000
            --------------                  ----------
            May 2002                        $4,050,000
            --------------                  ----------
            June 2002                       $3,950,000
            --------------                  ----------
            July 2002                       $3,950,000
            --------------                  ----------

         (B) The definition of the term "Final Maturity Date" set forth in
Section 1.1 of the Agreement is amended by deleting the date "April 30, 2001" contained therein and inserting in lieu thereof the date "July 30, 2002".

         (C) Section 2.5(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  (a) The aggregate principal balance of the Term Loans shall be payable by Borrower to Agent, for the benefit of Lenders, in installments as follows: (i) three (3) installments each of which shall be in the amount of $583,333 and which shall be payable on October 15, 1999, January 21, 2000 and April 7, 2000, (ii) five (5) monthly installments each of which shall be in the amount of $194,444.34 and which shall be payable on the 15th day of each month, commencing May 15, 2000 and continuing on the 15th day of each month thereafter through and including September 15, 2001, (iii) one (1) installment of $1,749,999.06 which shall be payable on June 15, 2001, (iv) thirteen
         (13) monthly installments each of which shall be in the amount of $194,444.34 and which shall be payable on the 15th day of each month, commencing July 15, 2001 and continuing on the 15th day of each month thereafter through and including July 15, 2002, and (v) one final installment on July 30, 2002 in an amount equal to the aggregate outstanding principal balance of the Term Loans.

         (D) The last sentence of Section 2.5(c) of the Agreement is hereby amended and restated in its entirety as follows:

         As used herein, the term "Excluded Equity Sale Proceeds" shall mean Equity Sale Proceeds received by Borrower (i) after May 4, 2000 in an aggregate amount not to exceed $2,900,000 from American Equities, LLC, Liviakis Financial Communications, Inc., or John Liviakis or related entities or from any other Person that is satisfactory to Agent in its reasonable discretion, and provided that the terms of such Equity Sale are satisfactory to Agent in its sole discretion, and (ii) after October 20, 2000 in an aggregate amount not to exceed $2,800,000 from Astor Capital, Inc., or from any other Person that is satisfactory to Agent in its reasonable discretion, and provided that the terms of such Equity Sale are satisfactory to Agent in its sole discretion.

         (E) The first grammatical sentence of Section 4.5 of the Agreement is hereby amended and restated in its entirety as follows:

         Accrued interest on each Prime Rate Loan shall be payable monthly in arrears on the fifteenth day of each month, and at maturity, commencing with November 15, 2000.

         (F) Section 5.7 of the Agreement is hereby is hereby amended and restated in its entirety as follows:

                  SECTION 5.7 WAIVER/AMENDMENT FEE. Borrower shall pay to Agent for the benefit of Lenders a non-refundable waiver/amendment fee of $131,034 in six (6) monthly installments each of which shall be in the amount of $21,839 and which shall be payable on the 15th day of each month, commencing April 15, 2001 and continuing on the 15th day of each month thereafter through and including September 15, 2001. Any portion of this waiver/amendment fee which remains unpaid at the time of either prepayment in full of the Loans or termination of the Commitments hereunder for any reason shall be immediately due and payable or at Agent's discretion upon the occurrence of an Event of Default.

         (G) Sections 11.34(a), (b) and (c) of the Agreement are hereby amended and restated in their entirety as follows:

                  (a) INTEREST COVERAGE RATIO. Not permit the Interest Coverage Ratio for any Fiscal Quarter ending on the dates set forth below to be less than the corresponding ratio set forth below:


         ----------------------                      -----------------------
         Fiscal Quarter Ending:                      Minimum Ratio (to 1.0):
         ----------------------                      -----------------------
         June 30, 2001                                        0.40
         ----------------------                      -----------------------
         September 30, 2001                                   1.25
         ----------------------                      -----------------------
         December 31, 2001                                    1.35
         ----------------------                      -----------------------
         March 31, 2002                                       1.50
         ----------------------                      -----------------------
         June 30, 2002                                        2.00
         ----------------------                      -----------------------

                  (b) QUARTERLY EBITDA. Not permit EBITDA for any Fiscal Quarter ending on the dates set forth below to be less than the corresponding amount set forth below:


        ----------------------                      -----------------------
        Fiscal Quarter Ending:                          Minimum Amount:
        ----------------------                      -----------------------
        December 31, 2000                                  $650,000
        ----------------------                      -----------------------
        March 31, 2001                                     $475,000
        ----------------------                      -----------------------
        June 30, 2001                                      $625,000
        ----------------------                      -----------------------

                                        4



        ----------------------                      -----------------------
        September 30, 2001                                 $675,000
        ----------------------                      -----------------------
        December 31, 2001                                  $750,000
        ----------------------                      -----------------------
        March 31, 2002                                     $550,000
        ----------------------                      -----------------------
        June 30, 2002                                      $750,000
        ----------------------                      -----------------------


                  (c) CUMULATIVE EBITDA. Not permit EBITDA for any period consisting of four Fiscal Quarters (provided that such period shall be two Fiscal Quarters and three Fiscal Quarters for the periods ending December 31, 2000 and March 31, 2001, respectively) ending on the last day of each Fiscal Quarter set forth below to be less than the corresponding amount set forth below:


         ----------------------                      -----------------------
         Fiscal Quarter Ending:                           Minimum Amount:
         ----------------------                      -----------------------
         December 31, 2000                                 $  (325,000)
         ----------------------                      -----------------------
         March 31, 2001                                    $   250,000
         ----------------------                      -----------------------
         June 30, 2001                                     $   875,000
         ----------------------                      -----------------------
         September 30, 2001                                $ 2,450,000
         ----------------------                      -----------------------
         December 31, 2001                                 $ 2,550,000
         ----------------------                      -----------------------
         March 31, 2002                                    $ 2,600,000
         ----------------------                      -----------------------
         June 30, 2002                                     $ 2,750,000
         ----------------------                      -----------------------

         (H) EXHIBIT A to the Agreement is hereby amended and restated in its entirety as set forth on annexed EXHIBIT A.

         3. WAIVER. Upon the occurrence of the Effective Time (as defined in Section 4) Lenders hereby waive the Existing Events of Default.

         4. CONDITIONS OF EFFECTIVENESS. The amendments herein shall become effective (the "Effective Time") when and only when each of the following conditions has been satisfied in a manner satisfactory in form and substance to the Agent (or waived in writing by the Agent):

         (a) the representations and warranties made in the Agreement, as amended hereby, and in SECTION 5 hereof shall be true and correct as if made at the Effective Time;

         (b) Agent shall have received this Amendment, duly executed by Borrower;

         (c) Borrower shall have received at least $2,700,000 of Equity Sale Proceeds from the sale of preferred convertible stock to Astor Capital, Inc. prior to November 3, 2000 pursuant to documents, instruments and agreements satisfactory in form and substance to the Agent and Lenders; and

         (d) Agent has received from Borrower pro forma financial statements and projections through July 31, 2002, acceptable in form and substance to the Agent, taking into account the terms and conditions of this Amendment.

         5. REPRESENTATIONS AND WARRANTIES, ETC.

         (a) Borrower represents and warrants to Agent and Lenders that: (i) Borrower has all necessary power and authority to execute and deliver each of this Amendment and the Agreement, as amended hereby, and perform its obligations hereunder and thereunder; (ii) the execution, delivery and performance of each of this Amendment and the Agreement, as amended hereby, has been duly authorized by Borrower; (iii) each of this Amendment and the Agreement, as amended hereby constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms; (iv) all representations and warranties of Borrower contained in the Agreement, as amended hereby, and all other Related Documents are true and correct as of the Effective Time after giving effect to this Amendment; and (v) except for the Existing Events of Default, no Event of Default or Unmatured Event of Default has occurred and is continuing or will occur after giving effect to this Amendment.

         (b) Upon the Effective Time, Borrower hereby reaffirms all covenants, representations and warranties made in the Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Time and that the Agreement, as amended hereby, remains in full force and effect.

         6. RELEASE. Borrower, for itself and its subsidiaries, shareholders and affiliates and the successors, assigns, heirs and representatives of each of the foregoing (collectively, the "Borrower Group") does hereby fully, finally and unconditionally release and forever discharge each of the Agent, each Lender and each of their respective shareholders, affiliates, agents, attorneys, employees, directors, and officers, and the successors, assigns, heirs and representatives of each of the foregoing, from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case whether known or unknown, contingent or fixed, direct or indirect and of whatever nature or description and whether in law or in equity under contract, tort, statute or otherwise (collectively, "Claims"), which any of the Borrower Group has heretofore had or now or hereafter can, shall or may have by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof, including, without limitation, any and all such Claims arising out of or related in any way to the Agreement, this Amendment or any Related Document, or any act, event or transaction related or attendant thereto, the agreements of Agent and each Lender contained therein, the possession, use, operation or control of any of the assets of Borrower or any of its Subsidiaries, the making of any Loans or any other advances, or the management of such Loans or advances or the Collateral.

         7. REFERENCE TO THE EFFECT ON THE AGREEMENT.

         (a) Upon the Effective Time, (i) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) each reference to the Agreement in all other Related Documents shall mean and be a reference to the Agreement, as amended hereby.

         (b) Except as specifically amended above, the Agreement, and all other Related Documents, shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any provision of the Agreement nor a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of, or consent to any departure from, any provision of the Agreement or any other Related Document. Except as expressly provided herein, this Amendment shall not operate as a waiver of any Event of Default or Unmatured Event of Default that has occurred and is continuing on the date hereof or limit Agent's or any Lender's rights, power or remedies under the Agreement in respect of any such Event of Default or Unmatured Event of Default.

         8. SEVERABILITY. The provisions of this Amendment shall be deemed independent and severable, and a determination of invalidity or partial invalidity or unenforceability of any one provision or portion thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

         9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

         10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         11. COUNTERPARTS, ETC. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a duly executed counterpart copy of this Amendment may be made by telecopy.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year above written.


OMNI NUTRACEUTICALS, INC.                    FIRST SOURCE FINANCIAL LLP,
                                               as Agent and Lender
                                             By: First Source Financial, Inc.
                                             Its: Manager

By:________________________

Title:_____________________

                                             By:__________________________

                                             Title: ______________________

                                   EXHIBIT A

                       Form of Borrowing Base Certificate

                                  See Attached

                                   SCHEDULE I

1.       Events of Default arising as a result of breaches of Sections 11.34(a),
         (b) and (c) of the Agreement occurring as of September 30, 2000.